UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): September 18, 2026

Aon plc

(Exact Name of Registrant as Specified in Charter)

Ireland	1-7933	98-1539969
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

15 George’s Quay, Dublin 2, Ireland, D02 VR98
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: +353 1 266 6000

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Ordinary Shares $0.01 nominal value	AON	New York Stock Exchange
Guarantees of Aon Corporation and Aon Global Holdings plc’s 2.85% Senior Notes due 2027	AON27	New York Stock Exchange
Guarantees of Aon Corporation and Aon Global Holdings plc’s 2.05% Senior Notes due 2031	AON31	New York Stock Exchange
Guarantees of Aon Corporation and Aon Global Holdings plc’s 2.60% Senior Notes due 2031	AON31A	New York Stock Exchange
Guarantees of Aon Corporation and Aon Global Holdings plc’s 5.00% Senior Notes due 2032	AON32	New York Stock Exchange
Guarantees of Aon Corporation and Aon Global Holdings plc’s 5.35% Senior Notes due 2033	AON33	New York Stock Exchange
Guarantees of Aon plc’s 4.25% Senior Notes due 2042	AON42	New York Stock Exchange
Guarantees of Aon plc’s 4.45% Senior Notes due 2043	AON43	New York Stock Exchange
Guarantees of Aon plc’s 4.60% Senior Notes due 2044	AON44	New York Stock Exchange
Guarantees of Aon plc’s 4.75% Senior Notes due 2045	AON45	New York Stock Exchange
Guarantees of Aon Corporation and Aon Global Holdings plc’s 2.90% Senior Notes due 2051	AON51	New York Stock Exchange
Guarantees of Aon Corporation and Aon Global Holdings plc’s 3.90% Senior Notes due 2052	AON52	New York Stock Exchange
Guarantees of Aon North America, Inc.’s 5.125% Senior Notes due 2027	AON27B	New York Stock Exchange
Guarantees of Aon North America, Inc.’s 5.150% Senior Notes due 2029	AON29	New York Stock Exchange
Guarantees of Aon North America, Inc.’s 5.300% Senior Notes due 2031	AON31B	New York Stock Exchange
Guarantees of Aon North America, Inc.’s 5.450% Senior Notes due 2034	AON34	New York Stock Exchange
Guarantees of Aon North America, Inc.’s 5.750% Senior Notes due 2054	AON54	New York Stock Exchange
Guarantees of Aon North America, Inc. and Aon Global Holdings plc’s 5.350% Senior Notes due 2029	AON29B	New York Stock Exchange
Guarantees of Aon North America, Inc. and Aon Global Holdings plc’s 5.625% Senior Notes due 2031	AON31C	New York Stock Exchange
Guarantees of Aon North America, Inc. and Aon Global Holdings plc’s 5.800% Senior Notes due 2033	AON33A	New York Stock Exchange
Guarantees of Aon North America, Inc. and Aon Global Holdings plc’s 5.950% Senior Notes due 2036	AON36	New York Stock Exchange
Guarantees of Aon North America, Inc. and Aon Global Holdings plc’s 6.100% Senior Notes due 2038	AON38	New York Stock Exchange
Guarantees of Aon North America, Inc. and Aon Global Holdings plc’s 6.450% Senior Notes due 2046	AON46	New York Stock Exchange
Guarantees of Aon North America, Inc. and Aon Global Holdings plc’s 6.450% Senior Notes due 2056	AON56	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement

Term Loan Credit Agreement

On September 18, 2026, Aon plc, an Irish public limited company (the “Company”), Aon Corporation, a Delaware corporation (“Aon Corporation”), Aon Global Holdings plc, a public limited company organized under the laws of England and Wales (“AGH”), Aon Global Limited, a private limited company organized under the laws of England and Wales (“AGL”), and Aon North America, Inc., a Delaware corporation (“ANA”), entered into a Credit Agreement (the “Term Loan Credit Agreement”), with Citibank, N.A. (“Citibank”), as administrative agent, and the lenders party thereto from time to time (collectively, the “Term Lenders”), pursuant to which the Term Lenders committed to provide unsecured delayed draw term loan facilities in an aggregate principal amount of $4,000,000,000, consisting of (a) a two-year $2,000,000,000 term loan facility (the “Tranche 1 Term Loans”) and (b) a three-year $2,000,000,000 term loan facility (the “Tranche 2 Term Loans”, and together with the Tranche 1 Term Loans, the “Term Loans”). The Term Loans will be available, subject to customary limited conditionality for a financing transaction of this type, to ANA as borrower, on the closing date of the previously announced acquisition by ANA of USI Advantage Corp. (“USI” and such acquisition, the “USI Acquisition”) pursuant to the agreement and plan of merger, dated as of August 30, 2026 (the “Merger Agreement”), entered into by and among the Company, ANA, USI, Cortlandt Acquisition Corp., a Delaware corporation, and, solely in its capacity as the securityholder representative, Uno Aggregator II L.P., a Delaware limited partnership. The proceeds of the Term Loans will be used to pay a portion of the cash consideration with respect to the USI Acquisition and the other transactions contemplated by the Merger Agreement, and to pay fees and expenses in connection with the foregoing and the Term Loan Credit Agreement.

Borrowings under the Term Loan Credit Agreement may be made by ANA in U.S. dollars and will bear interest at a base rate equal to, at ANA’s option, term SOFR or an alternate base rate plus, in each case, an applicable margin based on the Company’s senior unsecured long-term debt rating.

The Tranche 1 Term Loans mature on September 18, 2028, the Tranche 2 Term Loans mature on September 18, 2029, and both tranches are prepayable at any time without penalty or premium.

The Term Loan Credit Agreement contains financial covenants with respect to the ratio of consolidated adjusted EBITDA to consolidated interest expense (which may not be less than 4.00 to 1.00) and, following the consummation of the USI Acquisition, the ratio of consolidated funded net debt to consolidated adjusted EBITDA (which may not be more than 4.75 to 1.00, with multiple step-downs over an eight fiscal quarter period to 3.50 to 1.00, subject to certain exceptions and adjustments in connection with future acquisitions), as well as other customary covenants, undertakings and events of default for a financing transaction of this type.

The foregoing description of the Term Loan Credit Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Term Loan Credit Agreement, a copy of which is filed herewith as Exhibit 10.1 and incorporated herein by reference.

Revolving Credit Agreement

Also on September 18, 2026, Company, Aon Corporation, AGH, AGL, ANA and Aon UK Limited (“AUKL”) entered into a Credit Agreement (the “Revolving Credit Agreement”) with Citibank as administrative agent and the lenders party thereto from time to time (collectively, the “Revolving Lenders”), pursuant to which the Revolving Lenders committed to provide a $3,000,000,000 unsecured revolving credit facility. The Revolving Credit Agreement replaces (i) the $1,000,000,000 revolving credit facility of Company, Aon Corporation, AGH, AGL, AUKL and ANA, dated as of September 28, 2021, as amended, which was scheduled to mature on September 28, 2027 and (ii) the $1,000,000,000 revolving credit facility of Company, Aon Corporation, AGH, AGL and ANA, dated as of October 19, 2023, as amended, which was scheduled to mature on October 19, 2028.

Borrowings under the Revolving Credit Agreement may be made by Aon Corporation, AGH, AGL, AUKL, ANA or any other subsidiary designated as a borrower in accordance with the Revolving Credit Agreement, subject to certain restrictions, in U.S. dollars, pounds sterling and euros; provided, that borrowings by AUKL may not exceed $1,000,000,000. Borrowings (i) in U.S. dollars will bear interest at a base rate equal to, at the borrower’s option, term SOFR rate or an alternate base rate plus, in each case, an applicable margin based on the Company’s senior unsecured long-term debt rating, (ii) in euros will bear interest at the eurocurrency rate plus a margin based on the Company’s senior unsecured long-term debt rating, and (iii) in pounds sterling will bear interest at SONIA plus a margin based on the Company’s senior unsecured long-term debt rating.

The Revolving Credit Agreement has a maturity date of September 18, 2031, subject to optional one-year extensions, and contains financial covenants with respect to the ratio of consolidated adjusted EBITDA to consolidated interest expense (which may not be less than 4.00 to 1.00) and the ratio of consolidated funded net debt to consolidated adjusted EBITDA (which may not be more than, prior to the consummation of the USI Acquisition, 3.50 to 1.00, and, following the consummation of the USI Acquisition, 4.75 to 1.00, with multiple step-downs over an eight fiscal quarter period to 3.50 to 1.00, subject to certain exceptions and adjustments in connection with future acquisitions), as well as other customary covenants, undertakings and events of default for a financing transaction of this type.

The Company and its subsidiaries have other commercial relationships with the Revolving Lenders, the Term Lenders, and the administrative agents, lead arrangers and syndication agents under the Term Loan Credit Agreement and the Revolving Credit Agreement, and/or their respective affiliates. In addition, the Company and certain of its affiliates have performed, and may perform, various insurance brokerage and consulting services for the Revolving Lenders, the Term Lenders, and the administrative agents, lead arrangers and syndication agents under the Term Loan Credit Agreement and the Revolving Credit Agreement, or their respective affiliates.

The foregoing description of the Revolving Credit Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Revolving Credit Agreement, a copy of which is filed herewith as Exhibit 10.2 and incorporated herein by reference.

Item 1.02	Termination of a Material Definitive Agreement.

Prior 2021 Revolving Credit Agreement

In connection with entering into the Revolving Credit Agreement, effective September 18, 2026, Company, Aon Corporation, AGH, AGL, AUKL and ANA terminated their $1,000,000,000 revolving credit facility dated as of September 28, 2021, as amended, which agreement was described in Item 1.01 of Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission on September 30, 2021, and which description is incorporated herein by reference (the “Prior 2021 Revolving Credit Agreement”). The Prior 2021 Revolving Credit Agreement was scheduled to mature on September 28, 2027.

Prior 2023 Revolving Credit Agreement

In connection with entering into the Revolving Credit Agreement, effective September 18, 2026, Company, Aon Corporation, AGH, AGL and ANA terminated their $1,000,000,000 revolving credit facility dated as of October 19, 2023, as amended, which agreement was described in Item 1.01 of Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission on October 24, 2023, and which description is incorporated herein by reference (the “Prior 2023 Revolving Credit Agreement”). The Prior 2023 Revolving Credit Agreement was scheduled to mature on October 19, 2028.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant

The information set forth under Item 1.01 and Item 1.02 of this Current Report on Form 8-K is incorporated by reference herein.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

10.1	Credit Agreement, dated as of September 18, 2026, by and among Aon North America, Inc., Aon plc, Aon Corporation, Aon Global Holdings plc and Aon Global Limited, Citibank, N.A., as administrative agent, BofA Securities, Inc., as syndication agent, and the lenders party thereto.

10.2	Credit Agreement, dated as of September 18, 2026, by and among Aon North America, Inc., Aon Corporation, Aon Global Holdings plc, Aon UK Limited, Aon Global Limited, Aon plc, as guarantor, Citibank, N.A., as administrative agent, BofA Securities, Inc., as syndication agent, and the lenders party thereto.

104	Cover Page Interactive Data File (embedded within XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AON PLC

By:	/s/ David DeBrunner
Name:	David DeBrunner
Title:	Senior Vice President, Global Controller and Chief Accounting Officer

Date: September 22, 2026